Exhibit 99

CDI CORPORATION

Committed to creating shareholder value through long-term profitable growth

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including statements about our strategy for growth, expected expenditures and future financial results are forward-looking statements. Some of the forward-looking statements can be identified by words like “anticipates,” “believes,” “expects,” “may,” “will,” “could,” “intends,” “plans,” “estimates,” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statement include, but not limited to: changes in general economic conditions and levels of capital spending by customers in the industries we serve; possible inaccurate assumptions or forecasts regarding the bill rate, profit margin, duration of assignment and utilization rate applicable to our billable personnel; competitive market pressures; the availability of qualified labor; changes in customers’ attitudes towards outsourcing; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; our ability to pass onto customers increases in our costs (such as those relating to workers’ compensation insurance or which may arise from regulatory requirements); our performance on our customer contracts; the possibility of our incurring liability for our activities, including the activities of our temporary employees; and government policies or judicial decisions adverse to the staffing industry. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the “Risk Factors” in Part 1, Item 1A of our Form 10-K’s and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Form 10-K ‘s and Form 10-Q’s. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise.

FOUR MAJOR BUSINESS UNITS

CDI Business Solutions	AndersElite		Todays Staffing		Management Recruiters International
$ 737.8MM*	$184.4MM	*	$149.1MM	*	$62.3MM	*

*	2005 Full Year Revenue

2005 Consolidated Revenue: $1,133.6mm

Q1 2006 Consolidated Revenue: $307.3mm

2005 % Total Revenue		2005 % Total Operating Profit (pre-corporate allocation)
Business Solutions	65.1%	Business Solutions	38.1%
Anders	16.3%	Anders	16.0%
Todays	13.1%	Todays	9.3%
MRI	5.5%	MRI	36.6%

Todays Staffing

•	Temporary, permanent placement and managed staffing of administrative, financial and legal professionals

•	75 company-owned and franchised offices in the U.S. and Canada

•	Positioned as provider of high-quality candidates while delivering competitively superior value

	Full Year		First Quarter
	2005 vs. 2004		2006 vs. 2005
Staffing Services	97.7%	97.2%	98.0%	97.6%
Permanent Placement	2.3%	2.8%	2.0%	2.4%

Total Revenue (in millions)	$149.1	$122.3	$39.5	$33.2

	+21.9%		+19.0%

AndersElite

è	Provides building and construction professionals for private and government-funded design and construction projects

è	Focus is in U.K. and, to a lesser degree, Australia

è	14 company-owned offices principally in the U.K.

è	Powerful candidate sourcing capability to deliver client value in all levels of permanent, temporary and contract recruitment of construction industry specialists

	Full Year		First Quarter
	2005 vs. 2004		2006 vs.2005
Staffing Services	89.9%	90.4%	89.9%	89.2%

Permanent Placement	10.1%	9.6%	10.1%	10.7%

Total Revenue (in millions)	$184.4	$166.1	$48.6	$41.8

	+11.0%		+16.3%

Management Recruiters International

•	Global franchise network and specialty staffing firm; One of the world’s largest executive search and recruitment organizations

•	Approximately 1,100 MRINetwork™ franchised offices in over 35 countries

•	Provides comprehensive support and training services to franchisees, who in turn, provide permanent placement services and temporary staffing services to their customers to find and place executive, technical, professional managerial and sales personnel

	Full Year		First Quarter
	2005 vs. 2004		2006 vs. 2005
Staffing Services	46.9%	43.0%	52.2%	47.5%
Permanent Placement	48.3%	49.5%	45.9%	48.9%
Franchise Fees	4.8%	7.5%	1.9%	3.6%

Total Revenue (in millions)	$62.3	$56.0	$15.7	$13.9

	+11.3%		+12.9%

CDI Business Solutions

•	Offers single source engineering and IT outsourced solutions, professional staffing and managed staffing services

•	Includes IT Services, Process & Industrial, Aerospace, Government Services, and Life Sciences verticals

•	69 offices in the U.S. as well as offices in Canada, Germany and Mexico

•	Leverages speed, skill and scale to enable clients to achieve higher ROI utilizing skilled CDI professionals and superior project management capabilities

	Full Year		First Quarter
	2005 vs. 2004		2006 vs. 2005
Staffing Services	51.6%	59.6%	55.0%	57.0%
Project Outsourcing	47.8%	40.0%	44.5%	42.5%
Permanent Placement	0.6%	0.4%	0.5%	0.5%

Total Revenue (in millions)	$737.8	$700.8	$203.5	$177.0

	+5.3%		+15.0%

CDI Business Solutions: Key Verticals

CDI-IT Services – 36.0%*

•	Financial, Banking, Insurance, Travel, Automotive

•	Sample Services: IT Staffing, Outsourcing Solutions

CDI-Process & Industrial – 44.6%*

•	Chemicals, Oil, Gas, Refining, Telecom, Power Generation

•	Sample Services: Engineering, Procurement, Construction Management, Feasibility Studies & Process Consulting, Turnaround Services

CDI-Aerospace – 11.2%*

•	Commercial & Military Aerospace, Satellite/Space Systems

•	Sample Services: Mechanical Design & Structural Analysis, Electronics, Technical Publications, Logistics

CDI-Government Services – 6.9%*

•	U.S. Government Agencies & U.S. Allies

•	Sample Services: Marine Design, Systems Development, Military Aviation Support, IT Solutions

CDI-Life Sciences – 1.3%*

•	Pharmaceutical, Biotechnology

•	Sample Services: Feasibility Studies, Site Selection, Facility Design, Start Up Services, Validation, Pharmaceutical & Biotechnology Staffing

*	% Q1 2006 Business Solutions Revenue

A Unique Single Source Provider

SOURCE TALENT	ENGINEER SOLUTIONS	MANAGE SOLUTIONS
Permanent Placement	Engineering Solutions	Project Management

Engineering Staffing	Regulatory Compliance	Construction Management

Professional Staffing	Validation	Managed Staffing

IT Staffing	IT Solutions

Temporary Staffing	Engineering Outsourcing

IT Outsourcing

Design and Drafting

Technical Manufacturing

Value Continuum

Higher Value

•	Permanent Placement/ Royalties

•	Engineering/ IT Outsourcing

•	Managed Staffing

•	IT Staffing

•	Technical Staffing

•	Admin Staffing

Lower Value

3-Phase Repositioning

•	Phase I (2002-2003): Restructure

•	Exit non-strategic business

•	Cut costs

•	Phase II (2004): Create Industry-Focused Organization

•	CDI Business Solutions aligned in five industry verticals

•	MRI shift to fully franchised organization

•	Build strategies to move up customer value continuum

•	Phase III (2005-2006): Create Profitable Growth

•	Implement and execute strategic growth plan

•	Revenue momentum vs. year-ago period

•	Full year 2005:	+8.5%
•	Q4 2005:	+11.3%
•	Q1 2006	+15.6%

- Double digit % growth in every business unit

•	Profit momentum in Q1 2006

•	Net earnings increased 118% vs. 2005

•	Business model yielded low to mid teen variable contribution margin in spite of SFAS No. 123(R) expenses totaling $0.5 million

•	Within a strong business environment characterized by:

•	Solid GDP growth

•	Solid demand for permanent and contingent hiring

•	Robust capital spending patterns in key verticals

Robust Capital Spending – A Critical CDI Growth Factor

Three CapEx Growth Drivers;

Asset Age, Capacity Utilization and Cost of Energy

Asset Age Near Peak Levels	High Capacity Utilization Supports CapEx Growth
• 2005 – 6.9 years	• 1Q 2006 80%
• Average 1984 – 2005 is 6.6 years	• Capacity utilization > 80% Approaching capacity restraints

High Energy Costs

•      1Q 2006 $70 + barrel oil

Robust Capital Spending – A Critical CDI Growth Factor

Revenue Driven by CapEx Cycle

•	Over 45% of Business Solutions revenue

•	100% of Anders revenue

•	Over 47% of total CDI revenue

Peer Companies in Capital Spending Environment

Fluor (FLR)	Wash Group International (WGII)
Jacobs Engineering Group (JEC)	Foster Wheeler (FWLT)
Shaw Group, Inc. (SGR)	Tetra Tech, Inc. (TTEK)

Value Proposition

CDI’s customers leverage our skill, speed and scale to achieve a faster and higher return on capital investment. CDI offers clients a single-source provider of best-of-breed engineering and IT solutions and professional staffing; freeing our customers to focus on their core competencies, accelerate change and drive profitable growth.

Strategic Growth Plan

•	Reposition CDI to be a single-source provider of engineering and IT solutions and professional staffing – accelerating shift up the value continuum

•	Capture market share in key verticals by:

•	Continuing to execute business solutions focusing on higher knowledge content and longer cycle areas

•	Leveraging industry expertise in key verticals to provide tailored products to customers

•	Developing strategic off-shoring capabilities

•	Expand permanent placement business, including MRI growth into new international markets with master franchise model

•	Build skill and scale to enhance core capabilities and expand company’s range of services

•	Leverage cash-generative business model and available debt capacity to support organic growth and anticipated capital spending

•	Expect to achieve pre-tax return on invested capital of 20%+ by end of 2006 and redeploy assets unable to meet target

•	Maintain financial discipline and lean headquarter operations to generate highly-leveraged variable contribution and, over time, generate returns above historic operating margins which were, at their peak, approximately 5%

•	Derive at least 60% of revenues from higher-margin, longer cycle business

•	Maintain or establish a top five leadership position in targeted verticals

Investment Summary

•	A strong balance sheet and lean cost structure

•	Strength in client capital expenditure, strong pipeline of new wins and continued strength in hiring demand could produce full year 2006 organic revenue growth of 10 – 12%

•	Business model produces solid cash flow to enable organic growth and dividend payments

•	Paid quarterly dividends totaling $0.40 per share – 2004

•	Paid two special dividends of $2.00 per share – 2003 and 2004

•	Paid quarterly dividend totaling $0.44 per share – 2005

•	Paid quarterly dividend $0.11 per share – Q1 2006

•	Unique player in the Professional Services sector

•	Less cyclical with more than 50% of revenues from higher-margin, longer-cycle engineering and IT business

•	Only single-source provider of engineering and IT solutions and professional staffing

•	Long-term client relationships at senior levels in Fortune 1000 companies

•	Poised to leverage highly favorable incremental margins at MRI as recovery in permanent placement marketplace continues

•	Poised to leverage anticipated increase in capital spending through business model which can create variable contribution margin in the low to mid teens

www.cdicorp.com